Exhibit 10.13

Confidential Neff Holdings LLC Sale Transaction Bonus Plan (Amended and Restated Effective June 1, 2014) Section 1. Purpose The Neff Holdings LLC Sale Transaction Bonus Plan (the “Plan”) was established January 14, 2014. The Board now desires to amend and restate the Plan in its entirety effective June 1, 2014. The purpose of the Plan is to provide cash bonus payments to certain managers and employees of the Company Group upon the consummation of certain qualifying Sale Transactions. The Plan is designed to promote the interests of the Company and its members by providing an additional incentive to managers and employees to maximize the value of the Company’s business. Section 2. Definitions When used in this Plan, unless the context otherwise requires, the following terms shall have the meanings set forth next to such terms: (a) “Award” shall mean the contingent right of a Participant to receive a payment under the Plan upon the consummation of a qualifying Sale Transaction, subject to the terms and conditions of the Plan. (b) “Award Agreement” shall mean a written agreement entered into between the Company and the Participant in connection with an Award (including any notice of an Award executed and delivered by the Company to a Participant and which is countersigned or acknowledged by such Participant). (c) “Board” shall mean the Board of Managers of the Company or a committee established by the Board with the authority to oversee, administer and implement the Plan. (d) “Cause” shall mean, with respect to any Participant, that one or more of the following has occurred: (i) the Participant is convicted of a felony or pleads guilty or nolo contendere to a felony (whether or not with respect to the Company Group or any of its affiliates); (ii) a failure of the Participant to substantially perform his responsibilities and duties to the Company Group, after ten (10) days written notice given by the Company Group, which notice shall identify the failure in reasonable detail and grant the Participant an opportunity to cure such failure within such ten (10) day period; (iii) the failure of the Participant to carry out or comply with any lawful and reasonable directive of the Board (or any committee of the Board), any governing body of any member of the Company Group, or the Chief Executive Officer of any member of the Company Group, which is not remedied within ten (10) days after the Participant’s receipt of written notice from any of the foregoing specifying such failure; (iv) the 1

 Participant engages in illegal conduct, any act of dishonesty, breach of fiduciary duty (if any) or other misconduct, in each case in this clause (iv), against the Company Group or any of its affiliates; (v) a material violation or willful breach by the Participant of any of the policies or procedures of the Company Group, including, without any limitation, any employee manual, handbook or code of conduct of the Company Group which, to the extent curable, is not remedied within ten (10) days after the Participant’s receipt of written notice given by the Company Group identifying the violation or breach in reasonable detail and granting the Participant an opportunity to cure such violation or breach (to the extent curable) within such ten (10) day period; (vi) the Participant fails to meet any material obligation the Participant may have under any agreement entered into with the Company Group which, to the extent curable, is not remedied within ten (10) days after the Participant’s receipt of written notice given by the Company Group identifying the failure in reasonable detail and granting the Participant an opportunity to cure such failure within such ten (10) day period; (vii) the Participant’s habitual abuse of narcotics or alcohol; or (viii) the Participant’s breach of any non-compete, non-solicit, confidentiality or other restrictive covenant to which the Participant may be subject, pursuant to an employment agreement or otherwise. Notwithstanding the foregoing, the term “Cause” with respect to any Participant that has an employment agreement with any member of the Company Group shall have the meaning given to it in such employment agreement. (e) “Company” shall mean Neff Holdings LLC, a Delaware limited liability company. (f) “Company Group” shall mean any of the Company or its direct or indirect subsidiaries, including Neff Rental LLC. (g) “Enterprise Value” shall mean the enterprise value of the Company at the time of consummation of a Sale Transaction, taking into consideration the form, amount and timing of any consideration to be received by the Company and/or its members in connection therewith, all as determined by the Board in its sole discretion; any determination of Enterprise Value by the Board shall be solely for purposes of administering the Plan and is not intended to be reflective of value for any other purpose. (h) “Participant” shall mean a manager or an employee of the Company Group who has been granted an Award under the Plan. (i) “Plan” shall mean the Amended and Restated Neff Holdings LLC Sale Transaction Bonus Plan, as it may be amended or supplemented from time to time. (j) “Sale Transaction” shall mean the bona fide sale or transfer, in one transaction or a series of related transactions, of (x) all or substantially all of the consolidated assets of the Company Group or (y) at least a majority of the then-issued and outstanding Class A Units of the Company to (in either case) any person or group of related persons (other than a member or an affiliate of a member of the Company Group), provided, however, that a Sale Transaction shall not include a dividend or other distribution of cash or other assets of the Company to its members made with the proceeds of borrowed money, regardless of whether the borrowing incurred to finance such dividend or distribution was incurred prior to or after such dividend or 2 distribution. In addition, a “Sale Transaction” shall include an underwritten public offering by the Company pursuant to an effective registration statement covering a sale of Company units to the public that (a) results in equity securities of the Company or any corporate successor to the Company (including any successor by conversion to a subchapter C corporation, merger or consolidation into a corporation, recapitalization or reorganization, sale of securities or otherwise) being listed on an SEC-registered national securities exchange, and (b) involves gross cash proceeds from the sale of equity securities of the Company or any such corporate successor of at least $200 million; if a Sale Transaction as described in this sentence occurs all references in the Plan to the “consummation” or “closing” of the Sale Transaction, or like terms, shall be deemed to refer to the listing of such equity securities on such an exchange. Notwithstanding the foregoing, for any Awards that are nonqualified deferred compensation subject to Section 409A of the Internal Revenue Code, in no event shall a transaction be considered a Sale Transaction, unless such transaction would also be a “change in control” (whether by change in ownership, effective control or change in the ownership of a substantial portion of the assets) under Section 409A of the Internal Revenue Code (and the rules and regulations thereunder) and, if the Company is still a limited liability company, by applying such definition to a limited liability company. (k) “Total Disability” shall mean a Participant’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that can be expected to last for a continuous period of not less than twelve (12) months and the Participant has been receiving benefits for at least three (3) months under a disability plan of the Company Group; a determination of Disability shall be made by a physician satisfactory to the Board. Section 3. Plan Administration The Plan shall be administered by the Board. The Board shall have such powers and authority as may be necessary or appropriate for the Board to carry out its functions as described herein, including, but not limited to, (i) complete authority to interpret and administer the Plan, any Awards granted under the Plan and, if applicable, any Award Agreements evidencing Awards granted under the Plan, (ii) exercise all of the powers granted to it under the Plan, (iii) construe, interpret and implement the Plan and, if applicable, any Award Agreements, (iv) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (v) make all determinations necessary or advisable in administering the Plan, (vi) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (vii) amend the Plan to reflect changes in applicable law, (viii) delegate such powers and authority to such person as it deems appropriate, and (ix) waive any conditions under any Awards or, if applicable, any Award Agreements. The determination of the Board on all matters relating to the Plan or, if applicable, any Award Agreement shall be final, binding and conclusive. No member of the Board shall be liable for any action or determination made in good faith by the Board with respect to the Plan or any Award thereunder. 3

 Section 4. Grant of Awards The Board shall determine the Participants to whom Awards are granted under the Plan and the terms of such Awards, in accordance with, and not inconsistent with the terms of the Plan. As of the date hereof, the Board has determined to grant Awards under Exhibit A and Exhibit B hereto to those Participants identified therein, in the amounts reflected therein. The Board may supplement these Exhibits from time to time in its sole discretion with additional Participants or may grant additional Awards, but shall not reduce the entitlement of any Participant under any previously granted Award, subject to the terms and conditions of the Plan. Section 5. Entitlement to Awards and Payment (a) Entitlement to Payments. Payments pursuant to Awards identified on Exhibit A shall be made only upon the consummation of a Sale Transaction as determined by the Board in its sole discretion, and payments pursuant to Awards identified on Exhibit B shall be made only upon the consummation of a Sale Transaction where the Enterprise Value at the time of such transaction exceeds the Enterprise Value set forth next to such Participant’s name on Exhibit B (and, if such Participant has an Award Agreement, as set forth in such Award Agreement), and in either case a Participant shall only be eligible to receive payments pursuant to his or her Award, (i) to the extent a Participant is given an Award Agreement, the Participant has signed and returned the Award Agreement (or related acknowledgement) in the time period specified in such Award Agreement; (ii) subject to Section 6, provided the Participant remains employed by (or in service to) the Company Group at the time of the consummation of the Sale Transaction; (iii) the Participant, if requested by the Company Group, signs and delivers to the Board (A) at the time the agreement for such Sale Transaction is executed, a certification that the representations and warranties contained in the agreement for such Sale Transaction are true and correct to the best of the Participant’s knowledge, after reasonable investigation and due inquiry and (B) on or prior to the closing date of such Sale Transaction, such other documents as are reasonably requested by the Company Group (including any certification referred to in clause (A), but made as of such closing date); (iv) the Participant (or the Participant’s estate, as applicable) has executed and delivered to the Company on the closing date of the Sale Transaction an enforceable release of claims in the form provided by the Company, which shall be in substantially the form attached as Exhibit C hereto, and the expiration of the revocation period described therein without the General Release having been revoked; (v) the Participant, if requested by the Company, promptly resigns from his or her position as an officer, manager (or equivalent position) or committee member of the Company Group effective as of any time on or prior to the closing date of the Sale Transaction, as specified by the Company; provided, however, that no such resignation shall have any effect 4 on the rights or obligations of such Participant under any employment agreement or other arrangement with the Company Group; In no event shall a Participant be entitled to payment under an Award (x) with respect to Awards on Exhibit A, if a Sale Transaction is not consummated on or before December 31, 2023 and (y) with respect to Awards on Exhibit B, if a Sale Transaction is not consummated on or before December 31, 2023 with an Enterprise Value that exceeds the Enterprise Value set forth next to such Participant’s Award on Exhibit B (and if such Participant has an Award Agreement, as set forth in such Award Agreement). (b) Form. All payments due under the Plan shall be made in cash and may be made through the Company Group’s payroll system. (c) Timing of Payments. All payments to Participants hereunder shall be made in a single, lump-sum on (i) the thirtieth (30th) day following the consummation of a Sale Transaction for Awards specified in Exhibit A and (ii) on the closing date of a Sale Transaction for Awards specified in Exhibit B; provided, however, if any such payment is to be made through the Company Group’s payroll system and if such payment cannot be made on such closing date through the Company Group’s payroll system, such payment shall be made on the first reasonably practicable day following such closing date which such payment can be made through the Company Group’s payroll system. Section 6. Service Requirement Any payment to a Participant under the Plan pursuant to an Award shall be conditioned upon such Participant’s continued employment with (or service to) the Company Group from the date of grant of such Award until the consummation of the Sale Transaction. Unless otherwise provided in the applicable Award Agreement, a Participant shall not be entitled to the payment of an Award if his or her employment (or service) is terminated at any time or for any reason prior to the consummation of a Sale Transaction. Except as provided for in this Section 6, if a Participant’s employment with (or service to) the Company Group is terminated for any reason prior to the consummation of the Sale Transaction, the Participant shall be deemed to have forfeited any and all interest in any Award held by the Participant. Section 7. Unfunded Status All amounts which become payable pursuant to this Plan remain general obligations of the Company. All payments made pursuant to this Plan shall come from the general assets of the Company. The payment of any amount is not secured by any specific assets of the Company Group. No Participant shall be entitled to or have any rights of a member of the Company with respect to any Award granted under this Plan. 5

 Section 8. General Rules Applicable to Awards All Awards shall be subject to the following: (a) The obligation of the Company to make payment with respect to an Award shall be subject to all applicable laws, rules and regulations and to such approvals by government agencies as may be required. (b) The Company shall have the right to withhold from payment made under any Awards any federal, state or local taxes as required by law to be withheld with respect to such Awards. Any such taxes are the sole responsibility of the Participant and the Participant shall have no right to indemnification for any or all taxes owed in connection with payment under such Awards. (c) All Awards shall expire and be forfeited if the consummation of a Sale Transaction has not occurred (or for Exhibit B Participants, the consummation of a Sale Transaction that does not exceed the Enterprise Value) on or before December 31, 2023. (d) No Participant shall receive payment with respect to an Award on account of more than one Sale Transaction. (e) No Award may be transferred by a Participant other than by will or by the laws of descent and distribution. (f) Where the day on or by which anything is to be done is not a business day, it shall be done on or by the first business day thereafter. Section 9. General Provisions (a) No Right to Employment. Nothing contained in this Plan shall confer upon any Participant the right to continue in the employ of or service with the Company Group, or affect any rights which the Company Group may have to terminate such employment or service for any reason at any time. (b) Non-Uniform Determinations. The Board’s determinations of Awards under the Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Board shall be entitled, among other things, to make nonuniform and selective determinations, and to enter into non-uniform and selective Awards, as to the person to receive Awards under the Plan. (c) Section Headings; Construction. The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections. All words used in this Plan shall be construed to be of such gender or number, as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms. 6

 (d) Governing Law. This Plan, any Award hereunder, any Award Agreement and any conflicts arising hereunder or thereunder or related hereto or thereto shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, regardless of the laws that might otherwise govern under applicable principles, to the fullest extent permitted by law, of conflicts of laws. (e) Confidentiality. The Participant agrees to maintain in confidence and not disclose the terms of this Plan or any Award granted hereunder (except to the Participant’s immediate family and his or her professional advisors). (f) Severability; Entire Agreement. In the event any provision of this Plan, any Award Agreement, or any Award shall be held illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability shall not affect the remaining provisions of this Plan, such Award or such Award Agreement (as applicable) and such illegal, invalid or unenforceable provision shall be deemed modified as if the illegal, invalid or unenforceable provisions had not been included. The Plan, any Award and, if applicable, any Award Agreement, contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral, with respect to the subject matter thereof. (g) No Third-Party Beneficiaries. Except as expressly provided therein, none of the Plan or any Award or, if applicable, any Award Agreement shall confer on any person other than the Company and the Participant any rights or remedies thereunder. (h) Freedom of Action. Nothing contained in the Plan or, if applicable, any Award Agreement shall be construed to prevent the Company Group, its affiliates, or any of the holders of Class A Units of the Company from taking any corporate action, including, but not limited to, any recapitalization, reorganization, merger, consolidation, dissolution or sale, which is deemed by the Company Group, its affiliates or such holders to be appropriate or in its or their best interest, whether or not such action would have an adverse effect on the Plan or any Awards thereunder. Any solicitation, negotiation or closing of a Sale Transaction shall be subject to the sole and absolute discretion of the Company Group, its affiliates or any of the holders of Class A Units of the Company and there will be no liability on the part of the Company Group, its affiliates or the holders of Class A Units of the Company if a Sale Transaction is not consummated for any reason or the Enterprise Value of such Sale Transaction does not result in payment of any Award. The Company Group, its affiliates, and/or holders of Class A Units of the Company will determine in their sole discretion whether to effect or consummate a Sale Transaction and no Participant shall have any rights to (i) require the Company Group to enter into a Sale Transaction, (ii) question the price, timing or form of consideration in connection with a Sale Transaction or otherwise object to any Sale Transaction or (iii) object to any third party to a Sale Transaction. (i) Section 409A. It is the intention of the Board that all payments and benefits under this Plan shall be made and provided in a manner that is either exempt from or intended to avoid taxation under Section 409A of the Internal Revenue Code and the rules and regulations thereunder, to the extent applicable. Any ambiguity in this Plan shall be interpreted to comply 7 with the foregoing. Each amount payable pursuant to this Plan shall be deemed to be a separate payment for purposes of Section 409A of the Internal Revenue Code. For all purposes under the Plan, any iteration of the word “termination” (e.g., “terminated”) with respect to a Participant’s employment or service, shall mean a separation from service within the meaning of Section 409A of the Internal Revenue Code and the regulations thereunder. Notwithstanding the foregoing, no member of the Company Group nor any of their affiliates shall be liable to, and each Participant shall be solely liable and responsible for, any taxes (or penalties) that may be imposed on such Participant under Section 409A of the Code with respect to the Participant’s receipt of any Award and payment thereunder. (j) Amendment, Suspension or Termination of the Plan. The Board may from time to time suspend, discontinue, terminate, revise or amend (i) the Plan in any respect whatsoever and (ii) any Award Agreement; provided, however, that in no event shall any such action adversely affect the rights of any Participant in any material respect (without regard to any effect resulting from the individual circumstances of such Participant) with respect to any previously granted Award without such Participant’s consent, except to the extent such action is required by, or is necessary to comply with, law. (k) Successors and Assigns. The terms of this Plan shall be binding upon and inure to the benefit of the Company, its subsidiaries and their successors and assigns. 8